COMPARABLE YEAR INFORMATION (UNAUDITED)	12 Months Ended
Jun. 30, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
COMPARABLE YEAR INFORMATION

10. COMPARABLE YEAR INFORMATION (UNAUDITED)

The Company’s condensed statement of operations was as follows for the twelve months ended June 30, 2014:

Net Sales	$176,382
Cost of Sales	55,594
Gross Profit	120,788
Operating Expenses
Research and development	1,365,111
Selling, marketing and advertising	46,313
General and administrative	2,563,441
Total Operating Expenses	3,974,865
Loss from Operations	(3,854,077)
Other Income (Expense)	(505,611)

Net Loss	$(4,359,688)
Basic and Diluted Loss Per Common Share	$(0.34)
Basic and Diluted Weighted-Average Common Shares Outstanding	12,997,474

Potential common shares, consisting of options and warrants, totaling 13,629,643 have been excluded from the computations of diluted net loss per share because the effect would have been anti-dilutive.